SPDR® Series Trust

(the “Trust”)

Supplement dated September 4, 2015

to the Trust’s Prospectuses

Effective June 1, 2015, the paragraph entitled “Administrator, Custodian, and Transfer Agent” within the “MANAGEMENT” section in each Prospectus is hereby replaced in its entirety with the following:

Administrator, Sub-Administrator, Custodian and Transfer Agent. The Adviser serves as Administrator for the Funds. State Street, part of State Street Corporation, is the Sub-Administrator for the Funds, the Custodian for each Fund’s assets, and serves as Transfer Agent to the Funds.

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SPDR® Series Trust

(the “Trust”)

Supplement dated September 4, 2015 to the Trust’s Statements of Additional Information (“SAI”)

Effective June 1, 2015, the subsection in each SAI entitled “THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT” under the section entitled “MANAGEMENT OF THE TRUST” is hereby replaced in its entirety with the following:

THE ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

Administrator. SSGA FM serves as the administrator to each series of the Trust, pursuant to an Administration Agreement dated June 1, 2015 (the “SSGA Administration Agreement”). Pursuant to the SSGA Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and its series and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the SSGA Administration Agreement, manage all of the business and affairs of the Trust.

Sub-Administrator, Custodian and Transfer Agent. Prior to June 1, 2015, State Street served as the Trust’s administrator, pursuant to an Administration Agreement dated September 22, 2000 (the “SSB Administration Agreement”). As compensation for its services under the SSB Administration Agreement, State Street received a fee for its services, calculated based on the average aggregate net assets of the Trust and SPDR Index Shares Funds, of 0.0225% on the first $12.5 billion and 0.0075% thereafter.

State Street serves as the sub-administrator to each series of the Trust, pursuant to a Sub-Administration Agreement dated June 1, 2015 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Trust and its series. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company, and is affiliated with the SSGA FM. State Street’s mailing address is 100 Huntington Avenue, Tower 2, 3rd Floor, Boston, MA 02116.

State Street also serves as Custodian for the Trust’s series pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds Fund assets, calculates the net asset value of the Fund Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

State Street also serves as Transfer Agent for each series of the Trust pursuant to a transfer agency agreement (“Transfer Agency Agreement”).

Compensation. As compensation for their services provided under the SSGA Administration and Sub-Administration agreements, SSGA FM and State Street, respectively, shall receive fees for the services, calculated based on the average aggregate net assets of the Trust and SPDR Index Shares Funds, of 0.0225% on the first $12.5 billion and 0.0075% thereafter.

As compensation for its services under the Custodian Agreement and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of the Trust and SPDR Index Shares Funds. Pursuant to the Custody Agreement, State Street shall receive 0.0025% on the first $50 billion, 0.0020% on the next $50 billion and 0.0010% thereafter. In addition, under the Custody Agreement State Street shall be entitled to fees for fund accounting services and shall receive 0.0150% for the first $12.5 billion and 0.0025% thereafter. State Street shall also be entitled to specialized custody, ETF accounting services and transfer agency fees and shall receive 0.0050% on the first $12.5 billion and 0.0030% thereafter. For each series of the Trust, a $110,000 annual minimum fee applies. The greater of the minimum fee or the asset based fee will be charged. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by the series of the Trust for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under the Custodian Agreement and the Transfer Agency Agreement.

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